UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 23, 2010

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

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(Address of principal executive offices)

(416) 366-2221

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe,” “anticipate,” “expect,” or “plan to” as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

Gentor Resources 2010 Performance and Equity Incentive Plan

On July 23, 2010, the Board of Directors (the “Board of Directors”) of Gentor Resources, Inc. (the “Company”) authorized and approved the adoption and implementation of the Gentor Resources 2010 Performance and Equity Incentive Plan (the “Plan”).

Summary Description of the Plan

The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan which is filed herewith as Exhibit 10.1.

Purpose of the Plan.  The purpose of the Plan is to promote the interests of the Company, our subsidiaries and our shareholders by (i) attracting and retaining officers, employees and directors of, and consultants to, the Company and our subsidiaries and affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and our shareholders.

Administration of the Plan. The Plan will be administered, construed and interpreted by the Committee (as such term is defined in the Plan); provided, however, with respect to awards to independent directors (if any), the Board of Directors will have the sole authority to administer the Plan. The Committee may delegate some or all of its authority with respect to the Plan to another committee of directors. The Committee has broad authority under the Plan with respect to award grants.

No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by shareholders) will any adjustment be made to any outstanding award under the Plan (by amendment, cancellation and re-grant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility. Persons eligible to receive awards under the Plan include officers or employees of the Company or any of our subsidiaries or affiliates, directors of the Company, and certain consultants and advisors to the Company or any of our subsidiaries or affiliates. We have approximately two (2) employees (including all of the named executive officers), and four (4) non-employee directors, who are eligible to receive awards under the Plan as of the date of this report.

Authorized Shares. The aggregate number of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) subject to awards granted under the Plan is 4,000,000 shares (the “Share Limit”). The shares subject to the Plan may be either shares reacquired by the Company, including shares purchased in the open market, or authorized but unissued shares. The Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Plan.

Types of Awards. The Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses and other forms of awards granted or denominated in our Common Stock, as well as performance based awards, which may be denominated in cash or stock. The Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

Options. A stock option is the right to purchase shares of our Common Stock at a future date at a specified price per share, or the exercise price. An option may either be an incentive stock option or a non-qualified stock option. The maximum term of an option is ten years from the date of grant. The per share exercise price of an incentive stock option generally may not be less than the fair market value of a share of our Common Stock on the date of grant. However, the per share exercise price of a non-qualified stock option shall be such price as the Committee may determine, provided, that such price may not be less than the minimum price required by applicable law. Incentive stock option benefits are taxed differently from non-qualified stock options, as described under heading “Federal Income Tax Consequences of Awards Under the Plan” set forth below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the Plan. Incentive stock options may only be granted to employees of the Company or our subsidiaries.

Stock Appreciation Rights. A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of our Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Committee at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of our Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock. Shares of restricted stock are shares of Common Stock that are subject to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of time (the restricted period). Subject to the restrictions provided in the applicable award agreement and the Plan, a participant receiving restricted stock may have all of the rights of a shareholder as to such shares, including the right to receive dividends.

Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive one share of our Common Stock on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the Plan, a participant receiving RSUs has no shareholder rights until shares of Common Stock are issued to the participant. RSUs may be granted with dividend equivalent rights.

Other Stock Based Awards. The other types of awards that may be granted under the Plan include, without limitation, awards of shares of Common Stock, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, our Common Stock. Such awards may be made alone or in addition to or in connection with any option, restricted stock unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award.

Performance Awards. The Committee may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code, referred to as performance awards. Performance awards are in addition to any of the other types of awards that may be granted under the Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). A performance award may consist of a right that is (i) denominated in cash or shares (including but not limited to restricted stock or restricted stock units), (ii) valued, as determined by the Committee, in accordance with the achievement of one or more performance criteria as the Committee will establish, and (iii) payable at such time and in such form as the Committee will determine.

The vesting or payment of performance awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Committee will establish the criteria and target(s) on which performance will be measured. The Committee must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Committee  may use for this purpose will include any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or a per share basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the award: (i) cash flow; (ii) earnings (including gross margin and/or EBITDA); (iii) earnings per share; (iv) growth in earnings, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (v) stock price; (vi) return on equity or average shareholder equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit, net operating profit or controllable operating profit; (xv) operating margin or operating expense or operating expense as a percentage of revenue; (xvi) return on operating revenue; (xvii) overhead or other expense reduction; (xviii) credit rating; (xix) strategic plan development and implementation; (xx) succession plan development and implementation; (xxi) acquisitions consummated; (xxii) improvement in productivity or workforce diversity; (xxiii) attainment of objective operating goals and employee metrics; (xxiv) economic value added; and (xxv) any other similar criteria. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Company or of our subsidiaries. The performance measurement period with respect to an award may range from three months to ten years. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance under the performance criteria set forth in the award to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets; provided that the Committee may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m).

Performance awards may be paid in stock or in cash. Before any performance-based award (other than an option or stock appreciation right) is paid, the Committee must certify that the performance target or targets have been satisfied. The Committee have discretion to determine the performance target or targets and any other restrictions or other limitations of performance awards.

Change In Control. Prior to the occurrence of a change in control (as defined in the Plan), the Committee has the discretion to determine the impact of any change in control on the awards outstanding under the Plan, other than performance awards. The Committee may (i) provide for the assumption or substitution of, or adjustment to, each outstanding award; (ii) accelerate the vesting of awards and terminate any restrictions on awards; and/or (iii) provide for the cancellation of awards for a cash payment per share/unit in an amount based on the fair market value of the award with reference to the change in control, which amount may be zero if applicable. In the event of a change of control, any outstanding performance awards which have been earned but not paid will become immediately payable. In addition, if a change of control occurs during a performance period, the performance periods will end on the date of the change in control, and the Committee will determine the extent to which performance criteria set forth in the award have been met and pay each participant partial or full awards based on such determination.

Transfer Restrictions. Awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Committee has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Adjustments. As is customary in incentive plans of this nature, each Share Limit and the number and kind of shares available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholder.

Termination of or Changes to the Plan. The Committee may amend or terminate the Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 409A, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. Unless terminated earlier by the Board of Directors, the authority to grant new awards under the Plan will terminate on July 23, 2020. Outstanding awards, as well as the Board of Director’s authority with respect thereto, generally will continue following the expiration or termination of the Plan. Generally speaking, outstanding awards may be amended by the Committee (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the Plan

The U.S. federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to non-qualified stock options, the Company generally will be entitled to deduct, and the participant will recognize, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company generally will not be entitled to a deduction nor will the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units result in income recognition at such time shares are issued with respect to the RSUs equal to the fair market value of the shares distributed; bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (parachute payments) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

If any award constitutes non-qualified deferred compensation under Section 409A of the U.S. Internal Revenue Code, the Company intends that the incentive will be structured with the intent that it will comply with Section 409A to avoid the imposition of additional tax, penalties, and interest on the participant.

However, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law.

Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board of Directors to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board of Directors in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.1

Gentor Resources 2010 Performance and Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: July 28, 2010

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer